     As filed with the Securities and Exchange Commission on July 28, 1999.

                                                          Registration No. 333 -


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-8

                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                      FAIR, ISAAC AND COMPANY, INCORPORATED
             (Exact name of registrant as specified in its charter)

               Delaware                                94-1499887
  ----------------------------------         -----------------------------------
    (State or other jurisdiction of                 (I.R.S. Employer
    incorporation or organization)                 Identification No.)

        120 North Redwood Drive
        San Rafael, California                            94903
  ---------------------------------          -----------------------------------
         (Address of Principal                          (Zip Code)
            Executive Offices)

                      FAIR, ISAAC AND COMPANY, INCORPORATED
                          1992 LONG-TERM INCENTIVE PLAN
                      -------------------------------------
                            (Full title of the plan)

      PETER L. McCORKELL, ESQ.                            Copy to:
  Senior Vice President, Secretary
         and General Counsel                          BLAIR W. WHITE, ESQ.
      FAIR, ISAAC AND COMPANY,                   Pillsbury Madison & Sutro LLP
            INCORPORATED                             Post Office Box 7880
       120 North Redwood Drive                   San Francisco, CA 94120-7880
        San Rafael, CA 94903                            (415) 983-1000
           (415) 472-2211                         ----------------------------
    (Name, address and telephone
    number, including area code,
     of agent for service)

                         CALCULATION OF REGISTRATION FEE



      Title of               Amount            Proposed Maximum           Proposed Maximum               Amount of
    Securities To             To Be             Offering Price              Aggregate                  Registration
    Be Registered         Registered             Per Share(1)                Offering                       Fee
                                                                             Price(1)

    Common Stock         558,878 shares           $36.09                   $20,172,002.81                 $5,607.82

(1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices as reported on the New York Stock Exchange on July 26, 1999.


                               -----------------

The Registration Statement shall become effective upon filing in accordance with
                   Rule 462 under the Securities Act of 1933.

                   PART II - INFORMATION REQUIRED PURSUANT TO
                   ------------------------------------------
                        GENERAL INSTRUCTION E TO FORM S-8
                        ---------------------------------

GENERAL INSTRUCTION E INFORMATION

     This Registration Statement is being filed for the purpose of increasing the number of shares of the Registrant's Common Stock for which a Registration Statement of the Registrant on Form S-8 relating to the same employee benefit plan is effective.

     The Registrant's Registration Statements on Form S-8 filed with the Securities and Exchange Commission on May 27, 1993 (No. 33-63426), April 1, 1996 (No. 333-02121) and October 1, 1998 (No. 333-65179) are hereby incorporated by reference.

INCORPORATION OF DOCUMENTS BY REFERENCE

     The following documents filed by Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration
Statement:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended September 30, 1998.

     (2) The information with regard to the Registrant's common stock contained in the Registrant's Registration Statement on Form 8-A (Commission File No. 0-16439) filed with the Commission pursuant to Section 12 of the Securities and Exchange Act of 1934, including any subsequent amendment or report filed for the purpose of updating such information.

     (3) The Company's Quarterly Report on Form 10-Q for the fiscal quarters ended December 31, 1998 (as amended) and March 31, 1999 filed pursuant to
Section 13 of the Exchange Act.

     (4) The Company's Current Report on Form 8-K filed with the Commission on March 9, 1999 and April 13, 1999.

     (5) All other reports filed by the Registrant since September 30, 1997 with the Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

     In addition, all documents subsequently filed by Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 8.  Exhibits.
-------  ---------

Exhibit
Number      Exhibit
------      -------

 5.1 Opinion of Pillsbury Madison & Sutro LLP as to the legality of the securities being registered.

23.1        Consent of Pillsbury Madison & Sutro LLP (included in Exhibit 5.1).

23.2        Consent of KPMG LLP.

24.1        Power of Attorney (see page 3).

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Rafael, State of California, on July 27, 1999.

                            FAIR, ISAAC AND COMPANY, INCORPORATED



                            By                  /s/PETER L. MCCORKELL
                              --------------------------------------------------
                                                  Peter L. McCorkell
                                           Senior Vice President, Secretary
                                                 and General Counsel


                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints PETER L. McCORKELL his true and lawful attorney-in-fact, with full power of substitution, for him, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

               Signature                                          Title                           Date
               ---------                                          -----                           ----


        /s/LARRY E. ROSENBERGER               President, Chief Executive Officer              July 27, 1999
--------------------------------------
         Larry E. Rosenberger                 (Principal Executive Officer) and Director


          /s/LENNOX L. VERNON                 Acting Chief Financial Officer and              July 27, 1999
--------------------------------------
         Lennox L. Vernon                     Controller (Principal Financial Officer and
                                              Principal Accounting Officer)


          /s/A. GEORGE BATTLE                                Director                         July 27, 1999
--------------------------------------
         A. George Battle


          /s/H. ROBERT HELLER                                Director                         July 27, 1999
--------------------------------------
         H. Robert Heller


           /s/GUY R. HENSHAW                                 Director                         July 27, 1999
--------------------------------------
            Guy R. Henshaw


         /s/DAVID S.P. HOPKINS                               Director                         July 27, 1999
--------------------------------------
         David S.P. Hopkins


          /s/ROBERT M. OLIVER                                Director                         July 27, 1999
--------------------------------------
         Robert M. Oliver


        /s/ROBERT D. SANDERSON                               Director                         July 27, 1999
--------------------------------------
         Robert D. Sanderson



          /s/JOHN D. WOLDRICH                                Director                         July 27, 1999
--------------------------------------
           John D. Woldrich

                                                 INDEX TO EXHIBITS
                                                 -----------------



Exhibit
Number       Exhibit
------       -------

5.1 Opinion of Pillsbury Madison & Sutro LLP as to the legality of the securities being registered.

23.1         Consent of Pillsbury Madison & Sutro LLP (included in Exhibit 5.1).

23.2         Consent of KPMG LLP.

24.1         Power of Attorney (see page 3).